                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) August 8, 2006
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                                NOVT CORPORATION
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               (Exact name of registrant as specified in charter)

         FLORIDA                    0-20727                   59-2787476
         -------                    -------                   ----------
(State or other jurisdiction      (Commission                (IRS Employer
      of incorporation)            File Number)             Identification No.)

       560 South Winchester Blvd., Suite 500, San Jose, CA       95128
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          (Address of Principal Executive Offices)           (Zip Code)

        Registrant's telephone number, including area code (408) 236-7517
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          (Former name or former address, if changed since last report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.     OTHER EVENTS.

         On August 8, 2006,  the Board of  Directors  of NOVT  Corporation  (the
"Company")  authorized  the  deregistration  of the  Company's  Common Stock and
Rights to Purchase  Series A  Participating  Preferred Stock with the Securities and Exchange  Commission.  On August 11, 2006,  the Company filed a Form 15 with the Securities and Exchange Commission deregistering its Common Stock and Rights to Purchase Series A Participating  Preferred Stock and suspending its reporting obligations under the Securities  Exchange Act of 1934, as amended.  The Company
presently  intends  to  continue  to  make  available  its  periodic   financial
information commencing with the period ending June 30, 2006. On August 11, 2006, the Company issued a press release announcing the deregistration and the reasons for taking such action.

         On August 11, 2006, the Company also issued a press release  announcing financial results for the quarter ended June 30, 2006.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

       (d)    Exhibits

       99.1   Press release announcing deregistration, dated August 11, 2006.

       99.2   Press release announcing financial results, dated August 11, 2006.

                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NOVT CORPORATION
                                       (Registrant)

Date:    August 11, 2006
                                    By:    /s/ John Quicke
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                                    Name:  John Quicke
                                    Title: President and Chief Executive Officer